                                                                   EXHIBIT 10.17

                                                                  AMENDED AND
                                                     RESTATED PLEDGE AGREEMENT
                                                     dated as of March 9, 2001,
                                                     by and between HUGH DAVIS,
                                                     an individual (the
                                                     "Pledgor") and GREENFIELD
                                                     ONLINE, INC, a Connecticut
                                                     corporation, (the
                                                     "Pledgee").

            WHEREAS, the Pledgor and the Pledgee entered into that certain Pledge Agreement dated as of May 17, 1999 (as amended, the "Original Pledge Agreement") in connection with the Pledgor's issuance of that certain Non-Recourse Promissory Note dated as of May 17, 1999 (as amended, the "Original Note");

            WHEREAS, in connection with the Pledgor's purchase of Class B Units (the "Class B Units") of Greenfield Holdings, LLC, a Delaware limited liability company and the single largest stockholder of the Pledgee ("Holdings"), the Pledgee has agreed, subject to the terms and conditions set forth herein and in the New Note (defined below), to lend Fifty-Six Thousand, Two Hundred and Eighty-Five Dollars ($56,285) to the Pledgee (the "Loan"), which Loan is evidenced by a Full-Recourse Promissory Note dated the date hereof and being delivered on the date hereof by the Pledgor to the Pledgee (the "New Note");

            WHEREAS, in consideration for, among other things, the Pledgee's agreement to make the Loan, the Pledgor has agreed to enter into this Agreement to, among other things, pledge the Class B Units to the Pledgee as additional Pledged Collateral.

            NOW, THEREFORE, in consideration of the mutual agreements herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

            SECTION 1. PLEDGE.

            The Pledgor hereby pledges, hypothecates, assigns, transfers, sets over and delivers unto the Pledgee, and grants to the Pledgee a security interest in, all of the Pledgor's right, title and interest in, to and under the following (collectively, the "Pledged Collateral"): (a) all of the common stock, shares, equity interest and other securities (whether equity or debt), including the shares of the Class A Common Stock, par value $0.0001 per share (the "Class A Common") and the Class B Units (excluding, in each case, options or warrants for Securities) (collectively, "Securities") of the Pledgee or Holdings; (b) any additional Securities of the Pledgee or Holdings as may from time to time be issued to the Pledgor or otherwise acquired by the Pledgor; (c) any additional Securities of the Pledgee or Holdings as may hereafter at any time be delivered to the Pledgee by or on behalf of the Pledgor; (d) any cash or additional Securities or other property at any time and from time to time receivable or otherwise distributable in respect of, in exchange for, or in substitution of, any of the property referred to in any of the immediately preceding clauses (a) through (c); and (e) any and all products and proceeds of any of the foregoing, together with and all other rights, titles, interests, powers, privileges and preferences pertaining to said property.

            SECTION 2. OBLIGATIONS SECURED.

            This Agreement is made, and the security interest created hereby is granted to the Pledgee, to secure the prompt performance and payment in full of the following (collectively, the "Secured Obligations"): (a) all obligations of the Pledgor under this Agreement; (b) all obligations due and payable under the Original Note and the New Note; and (c) any reasonable costs or expenses incurred by the Pledgee or Pledgee's counsel in connection with the realization of the security for which this Agreement provides, including, without limitation, any reasonable costs or expenses of any proceedings to which this Agreement may give rise.

            SECTION 3. REPRESENTATIONS AND WARRANTIES.

            The Pledgor hereby represents and warrants to the Pledgee as follows:

            (a) Title and Liens. The Pledgor is, and will at all times continue to be, the legal and beneficial owner of the Pledged Collateral and none of the Pledged Collateral is subject to any lien. No financing statement under the Uniform Commercial Code of any jurisdiction which names the Pledgor as debtor or covers any of the Pledged Collateral, or any other notice filed in the public records indicating the existence of a lien thereon, has been filed and is still effective in any state or other jurisdiction, other than Uniform Commercial Code financing statements filed in favor of the Pledgee, and the Pledgor has not signed any such financing statement or notice or any security agreement authorizing the filing of any such financing statement or notice, other than Uniform Commercial Code financing statements filed in favor of the Pledgee.

            (b) Taxpayer ID Number.

            The Social Security number of the Pledgor is ###-##-####.

            (c) Authority, etc. The Pledgor (i) has the power and authority to pledge the Pledged Collateral in the manner hereby done or contemplated and (ii) will defend his title or interest thereto or therein against any and all liens (other than the lien created by this Agreement), however arising, of all persons.

            (d) No Approval. No consent or approval of any governmental authority or any securities exchange was or is necessary to the validity of the pledge effected hereby.

            SECTION 4. COVENANTS.

            The Pledgor hereby unconditionally covenants and agrees that the Pledgor will not create, assume, incur or permit or suffer to exist or to be created, assumed or incurred, any lien on any of the Pledged Collateral (or any interest therein), and will not sell, lease, assign, transfer or otherwise dispose of all or any portion of the Pledged Collateral (or any interest therein).

            SECTION 5. ADDITIONAL SHARES.

            The Pledgor agrees that, until this Agreement has terminated in accordance with its terms, any certificates, instruments or other documents evidencing additional Securities of the Pledgee or Holdings at any time issued to the Pledgor or otherwise acquired by the Pledgor shall be promptly delivered or otherwise transferred to the Pledgee, such additional Securities being additional Pledged Collateral and subject to the lien of, and the terms and conditions of, this Agreement.

            SECTION 6. REGISTRATION IN NOMINEE NAME, DENOMINATIONS.

            The Pledgee shall have the right (in its sole and absolute discretion) to hold the Pledged Securities in its own name as pledgee, the name of its nominee (as Pledgee or as sub-agent) or the name of the applicable Pledgor, endorsed or assigned in blank or in favor of the Pledgee. The Pledgor will promptly give to the Pledgee copies of any notices or other communications received by him with respect to Pledged Securities registered in the name of the Pledgor. The Pledgee shall at all times have the right to exchange the certificates representing Pledged Securities for certificates of smaller or larger numbers of shares for any purpose consistent with this Agreement.

            SECTION 7. VOTING RIGHTS; DIVIDENDS, ETC.

            (a) So long as no Event of Default shall have occurred and be continuing, the Pledgor shall be entitled to exercise any and all voting and/or consensual rights and powers accruing to an owner of the Pledged Collateral or any part thereof for any purpose not inconsistent with the terms and conditions of this Agreement or any agreement giving rise to or otherwise relating to any of the Secured Obligations; provided, however, that the Pledgor shall not exercise, or refrain from exercising, any such right or power if any such action could have a adverse effect on the value of such Pledged Collateral in the sole judgment of the Pledgee.

The Pledgor shall not be entitled to retain and use any and all cash dividends paid on the Pledged Collateral, including any and all stock and/or liquidating dividends, other distributions in property, return of capital or other distributions made on or in respect of Pledged Securities, whether resulting from a subdivision, combination or reclassification of outstanding securities of the Issuer which are pledged hereunder or received in exchange for Pledged Collateral or any part thereof or as a result of any merger, consolidation, acquisition or other exchange of assets or on the liquidation, whether voluntary or involuntary, of the Pledgee or Holdings, or otherwise, such property being additional Pledged Collateral pledged hereunder and, if received by the Pledgor, shall forthwith be delivered to the Pledgee to be held as Pledged Collateral subject to the terms and conditions of this Agreement.

The Pledgee agrees to execute and deliver to the Pledgor, or cause to be executed and delivered to the Pledgor, as appropriate, at the sole cost and expense of the Pledgor, all such proxies, powers of attorney, dividend orders and other instruments as the Pledgor may request for the purpose of enabling the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise and/or to receive the dividends which Pledgor is authorized to retain. Without limiting the generality of the foregoing, the Pledgor hereby grants a proxy

(which shall be a proxy coupled with an interest) to the Pledgee to vote the Pledged Collateral upon the occurrence and continuation of an Event of Default.

            (b) Upon the occurrence and during the continuance of an Event of Default, all rights of the Pledgor to exercise the voting and/or consensual rights and powers which Pledgor is entitled to exercise pursuant to subsection
(a) above shall cease, and all such rights thereupon shall become immediately vested in the Pledgee, which shall have, to the extent permitted by law, the sole and exclusive right and authority to exercise such voting and/or consensual rights and powers which the Pledgor shall otherwise be entitled to exercise pursuant to subsection (a) above. Any and all money and other property paid over to or received by the Pledgee pursuant to the provisions of this subsection (b) shall be retained by the Pledgee as additional collateral hereunder and shall be applied in accordance with the provisions of Section 9. If the Pledgor shall receive any dividends or other property which he is not entitled to receive under this Section, the Pledgor shall hold the same in trust for the Pledgee, without commingling the same with other funds or property of or held by the Pledgor, and shall promptly deliver the same to the Pledgee upon receipt by the Pledgor in the identical form received, together with any necessary endorsements.

            SECTION 8. REMEDIES UPON EVENT OF DEFAULT.

            (a) In addition to any right or remedy that the Pledgee may have under the Original Note, the New Note, this Agreement, any other loan documents or otherwise under applicable law, if an Event of Default shall have occurred and be continuing, the Pledgee may exercise any and all the rights and remedies of a secured party under the Uniform Commercial Code as in effect in any applicable jurisdiction (the "Code") and may otherwise sell, assign, transfer, endorse and deliver the whole or, from time to time, any part of the Pledged Collateral at a public or private sale or on any securities exchange, for cash, upon credit or for other property, for immediate or future delivery, and for such price or prices and on such terms as the Pledgee in its discretion shall deem appropriate. The Pledgee shall be authorized at any sale (if it deems it advisable to do so) to restrict the prospective bidders or purchasers to persons who will represent and agree that they are purchasing the Pledged Collateral for their own account in compliance with the Securities Act and upon consummation of any such sale the Pledgee shall have the right to assign, transfer, endorse and deliver to the purchaser or purchasers thereof the Pledged Collateral so sold. Each purchaser at any sale of Pledged Collateral shall take and hold the property sold absolutely free from any claim or right on the part of the Pledgor, and the Pledgor hereby waives (to the fullest extent permitted by applicable law) all rights of redemption, stay and/or appraisal which the Pledgor now has or may at any time in the future have under any applicable law now existing or hereafter enacted. The Pledgor agrees that, to the extent notice of sale shall be required by applicable law, at least ten days' prior written notice to the Pledgor of the time and place of any public sale or the time after which any private sale is to be made shall constitute reasonable notification, but notice given in any other reasonable manner or at any other reasonable time shall constitute reasonable notification. Such notice, in case of public sale, shall state the time and place for such sale, and, in the case of sale on a securities exchange, shall state the exchange on which such sale is to be made and the day on which the Pledged Collateral, or portion thereof, will first be offered for sale at such exchange. Any such public sale shall be held at such time or times within ordinary business hours and at such place or places as the Pledgee may fix and shall state in the notice or publication (if any) of such sale. At any such sale, the Pledged Collateral, or portion thereof to be sold, may be sold in one lot as an entirety or in separate parcels, as the Pledgee may determine in its sole and absolute discretion. The Pledgee shall not be obligated to make any sale of the Pledged Collateral if it shall determine not to do so regardless of the fact that notice of sale of the Pledged Collateral may have been given. The Pledgee may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for sale, and such sale may, without further notice, be made at the time and place to which the same was so adjourned. In case the sale of all or any part of the Pledged Collateral is made on credit or for future delivery, the Pledged Collateral so sold may be retained by the Pledgee until the sale price is paid by the purchaser or purchasers thereof, but the Pledgee shall not incur any liability to the Pledgor in case any such purchaser or purchasers shall fail to take up and pay for the Pledged Collateral so sold and, in case of any such failure, such Pledged Collateral may be sold again upon like notice. At any public sale made pursuant to this Agreement, the Pledgee, to the extent permitted by applicable law, may bid for or purchase, free from any right of redemption, stay and/or appraisal on the part of the Pledgor (all said rights being also hereby waived and released to the extent permitted by applicable law), any part of or all the Pledged Collateral offered for sale and may make payment on account thereof by using any claim then due and payable to the Pledgee from the Pledgor as a credit against the purchase price, and the Pledgee may, upon compliance with the terms of sale and to the extent permitted by applicable law, hold, retain and dispose of such property without further accountability to the Pledgor therefor. For purposes hereof, a written agreement to purchase all or any part of the Pledged Collateral shall be treated as a sale thereof; the Pledgee shall be free to carry out such sale pursuant to such agreement and the Pledgor shall not be entitled to the return of any Pledged Collateral, subject thereto, notwithstanding the fact that after the Pledgee shall have entered into such an agreement the Secured Obligations may have been paid in full as herein provided. The Pledgor hereby waives any right to require any marshaling of assets and any similar right.

            (b) If an Event of Default shall have occurred and be continuing, in addition to exercising the power of sale herein conferred upon it, the Pledgee shall also have the option to proceed by suit or suits at law or in equity to foreclose this Agreement and sell the Pledged Collateral or any portion thereof pursuant to judgment or decree of a court or courts having competent jurisdiction.

            (c) The rights and remedies of the Pledgee under this Agreement are cumulative and not exclusive of any rights or remedies which it would otherwise have.

            SECTION 9. APPLICATION OF PROCEEDS OF SALE AND CASH.

            The proceeds of any sale of the whole or any part of the Pledged Collateral, together with any other moneys held by the Pledgee under the provisions of this Agreement, shall be applied by the Pledgee in the following order:

            (a) First: to the payment of all costs and expenses incurred in connection with such sale or other realization, including reasonable attorneys' fees incurred if the Pledgee endeavored to collect the Secured Obligations by or through an attorney at law;

            (b) Second: to the payment of the interest due upon any of the Secured Obligations, in any order which the Pledgee may elect;

            (c) Third: to the payment of the principal due upon any of the Secured Obligations in any order which the Pledgee may elect; and

            (d) Fourth: the balance (if any) of such proceeds shall be paid to the Pledgor or to whomsoever may be legally entitled thereto.

            SECTION 10. PLEDGEE APPOINTED ATTORNEY-IN-FACT.

            The Pledgor hereby constitutes and appoints the Pledgee as the attorney-in-fact of the Pledgor with full power of substitution either in the Pledgee's name or in the name of the Pledgor to do any of the following: (a) to perform any obligation of the Pledgor hereunder in the Pledgor's name or otherwise; (b) to ask for, demand, sue for, collect, receive, receipt and give acquittance for any and all moneys due or to become due under and by virtue of any Pledged Collateral; (c) to prepare, execute, file, record or deliver notices, assignments, financing statements, continuation statements, applications for registration or like papers to perfect, preserve or release the Pledgee's security interest in the Pledged Collateral or any of the documents, instruments, certificates and agreements described herein; (d) to verify facts concerning the Pledged Collateral in its own name or a fictitious name; (e) to endorse checks, drafts, orders and other instruments for the payment of money payable to the Pledgor, representing any interest or dividend or other distribution payable in respect of the Pledged Collateral or any part thereof or on account thereof and to give full discharge for the same; (f) to exercise all rights, powers and remedies which the Pledgor would have, but for this Agreement, under the Pledged Collateral; and (g) to carry out the provisions of this Agreement and to take any action and execute any instrument which the Pledgee may deem necessary or advisable to accomplish the purposes hereof, and to do all acts and things and execute all documents in the name of the Pledgor or otherwise, deemed by the Pledgee as necessary, proper and convenient in connection with the preservation, perfection or enforcement of its rights hereunder. Nothing herein contained shall be construed as requiring or obligating the Pledgee to make any commitment or to make any inquiry as to the nature or sufficiency of any payment received by it, or to present or file any claim or notice, or to take any action with respect to the Pledged Collateral or any part thereof or the moneys due or to become due in respect thereof or any property covered thereby, and no action taken by the Pledgee or omitted to be taken with respect to the Pledged Collateral or any part thereof shall give rise to any defense, counterclaim or offset in favor of the Pledgor or to any claim or action against the Pledgee. The power of attorney granted herein is irrevocable and coupled with an interest.

            SECTION 11. FURTHER ASSURANCES.

            The Pledgor shall, at his sole cost and expense, take all action that may be necessary or desirable in the Pledgee's sole discretion, so as at all times to maintain the validity, perfection, enforceability and priority of the Pledgee's security interest in the Pledged Collateral, or to enable the Pledgee to exercise or enforce its rights hereunder, including, without limitation, (a) delivering to the Pledgee, endorsed or accompanied by such instruments of assignment as the Pledgee may specify, any and all chattel paper, instruments, letters of credit and all other advices of guaranty and documents evidencing or forming a part of the Pledged Collateral and (b) executing and delivering financing statements, pledges, designations, notices and assignments, in each case in form and substance satisfactory to the Pledgee, relating to the creation, validity, perfection, priority or continuation of the security interest granted hereunder. The Pledgor agrees to take, and authorizes the Pledgee to take on the Pledgor's behalf, any or all of the following actions with respect to any Pledged Collateral as the Pledgee shall deem necessary to perfect the security interest and pledge created hereby or to enable the Pledgee to enforce its rights and remedies hereunder: (i) to register in the name of the Pledgee any Pledged Collateral in certificated or uncertificated form; (ii) to endorse in the name of the Pledgee any Pledged Collateral issued in certificated form; and (iii) by book entry or otherwise, identify as belonging to the Pledgee a quantity of securities that constitutes all or part of the Pledged Collateral registered in the name of the Pledgee. Notwithstanding the foregoing the Pledgor agrees that Pledged Collateral which is not in certificated form or is otherwise in book-entry form shall be held for the account of the Pledgee. The Pledgor hereby authorizes the Pledgee to execute and file in all necessary and appropriate jurisdictions (as determined by the Pledgee) one or more financing or continuation statements (or any other document or instrument referred to in the immediately preceding clause (b)) in the name of the Pledgor and to sign the Pledgor's name thereto. The Pledgor authorizes the Pledgee to file any such financing statement, document or instrument without the signature of the Pledgor to the extent permitted by applicable law. To the extent permitted by applicable law, a carbon, photographic, xerographic or other reproduction of this Agreement or any financing statement is sufficient as a financing statement. Any property comprising part of the Pledged Collateral required to be delivered to the Pledgee pursuant to this Pledge Agreement shall be accompanied by proper instruments of assignment duly executed by the Pledgor and by such other instruments or documents as the Pledgee may reasonably request. In the event any Pledged Collateral in certificated form becomes eligible for book-entry treatment, the Pledgor will use its best efforts to effectuate such book-entry treatment with respect to such Pledged Collateral.

            SECTION 12. SECURITIES ACT.

            In view of the position of the Pledgor in relation to the Pledged Collateral, or because of other current or future circumstances, a question may arise under the Securities Act of 1933, as now or hereafter in effect, or any similar applicable law (whether foreign or domestic) hereafter enacted analogous in purpose or effect (such Act and any such similar applicable law as from time to time in effect being called the "Securities Laws") with respect to any disposition of the Pledged Collateral permitted hereunder. The Pledgor understands that compliance with the Securities Laws might very strictly limit the course of conduct of the Pledgee if the Pledgee were to attempt to dispose of all or any part of the Pledged Collateral in accordance with the terms hereof, and might also limit the extent to which or the manner in which any subsequent transferee of any Pledged Collateral could dispose of the same. Similarly, there may be other legal restrictions or limitations affecting the Pledgee in any attempt to dispose of all or part of the Pledged Collateral in accordance with the terms hereof under applicable "blue sky" or other state securities laws or similar applicable law analogous in purpose or effect. The Pledgor recognizes that in light of the foregoing restrictions and limitations the Pledgee may, with respect to any sale of the Pledged Collateral, limit the purchasers to those who will agree, among other things, to acquire such Pledged Collateral for their own account, for investment, and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that in light of the foregoing restrictions and limitations, the Pledgee, in its sole and absolute discretion, may, in accordance with applicable law, (a) proceed to make such a sale whether or not a registration statement for the purpose of registering such Pledged Collateral or part thereof shall have been filed under the Securities Laws and (b) approach and negotiate with a single potential purchaser to effect such sale. The Pledgor acknowledges and agrees that any such sale might result in prices and other terms less favorable to the seller than if such sale were a public sale without such restrictions. In the event of any such sale, the Pledgee shall incur no responsibility or liability for selling all or any part of the Pledged Collateral in accordance with the terms hereof at a price that the Pledgee, in its sole and absolute discretion, may in good faith deem reasonable under the circumstances, notwithstanding the possibility that a substantially higher price might have been realized if the sale were deferred until after registration as aforesaid or if more than a single purchaser were approached. The provisions of this Section will apply notwithstanding the existence of public or private market upon which the quotations or sales prices may exceed substantially the price at which the Pledgee sells.

            SECTION 13.

            [INTENTIONALLY OMITTED]

            SECTION 14. CONTINUING SECURITY INTEREST.

            This Agreement shall create a continuing security interest in the Pledged Collateral and shall remain in full force and effect until it terminates in accordance with its terms. The Pledgor and the Pledgee hereby agree that the security interest created by this Agreement in the Pledged Collateral shall not terminate and shall continue and remain in full force and effect notwithstanding the transfer to the Pledgee of a portion of the Pledged Collateral.

            SECTION 15. SECURITY INTEREST ABSOLUTE.

            All rights of the Pledgee hereunder, the grant of a security interest in the Pledged Collateral and all obligations of the Pledgor hereunder, shall be absolute and unconditional irrespective of (a) any lack of validity or enforceability of the Original Note, the New Note or any other loan document, any agreement with respect to any of the Secured Obligations or any other agreement or instrument relating to any of the foregoing, (b) any change in the time, manner or place of the payment of, or in any other term of, all or any of the Secured Obligations, or any other amendment or waiver of or any consent to any departure from the Original Note or the New Note, any other loan document, or any other agreement or instrument relating to any of the foregoing, (c) any exchange, release or nonperfection of any other collateral, or any release or amendment or waiver of or consent to or departure from any guaranty, for all or any of the Secured Obligations or (d) any other circumstance that might otherwise constitute a defense available to, or a discharge of, the Pledgor in respect of the Secured Obligations or in respect of this Agreement (other than the indefeasible payment in full of all the Secured Obligations).

            SECTION 16. NO WAIVER.

            Neither the failure on the part of the Pledgee to exercise, nor the delay on its part in exercising, any right, power or remedy hereunder, nor any course of dealing between the Pledgee and the Pledgor, shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power, or remedy hereunder preclude any other or the further exercise thereof or the exercise of any other right, power or remedy.

            SECTION 17. NOTICES.

            All notices and other communications required or permitted hereunder shall be in writing and shall be deemed effectively given upon personal delivery; upon confirmed transmission by telecopy or telex; or upon deposit with the United States Post Office, by first-class mail, postage prepaid, or otherwise delivered by hand or by messenger, addressed (a) if to the Pledgor, one copy shall be sent to Hugh Davis, P.O. Box 3028, Westport, CT 06881 or to such other address as such Pledgor shall have furnished in writing, or (b) if to the Pledgee, one copy shall be sent to Greenfield Online, Inc., 15 River Road, Wilton, CT 06897, Attention: Rudy Nadilo, President, or to such other addresses as the Pledgee shall have furnished, and another copy shall be sent to Preston Gates & Ellis LLP, 701 Fifth Avenue, Suite 5000, Seattle, WA 98104-7078,
Attention: Gary J. Kocher, Esq.

            SECTION 18. GOVERNING LAW.

            THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF CONNECTICUT WITHOUT GIVING EFFECT TO THE PRINCIPLES OF CONFLICTS OF LAWS.

            SECTION 19. AMENDMENTS.

            No amendment or waiver of any provision of this Agreement nor consent to any departure by the Pledgor therefrom shall in any event be effective unless the same shall be in writing and signed by the parties hereto, and then such waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

            SECTION 20. BINDING AGREEMENT ASSIGNMENT.

            This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the Pledgor shall not be permitted to assign this Agreement or any interest herein or in the Pledged Collateral, or any part thereof, or any cash or property held by the Pledgee as collateral under this Agreement.

            SECTION 21. TERMINATION.

            Upon payment in full of all of the Secured Obligations, this Agreement shall terminate. Upon termination of this Agreement in accordance with its terms, the Pledgee agrees to take such actions as the Pledgor may reasonably request, and at the sole cost and expense of the Pledgor, (a) to return the Pledged Collateral to the Pledgor, and (b) to evidence the termination of this Agreement, including, without limitation, the filing of any releases or any termination statements under the Uniform Commercial Code.

            SECTION 22. SEVERABILITY.

            In case any provision of this Agreement shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

            SECTION 23. HEADINGS.

            Section headings used herein are for convenience only and are not to affect the construction of or be taken into consideration in interpreting this Agreement.

            SECTION 24. COUNTERPARTS.

            This Agreement may be executed in any number of original or facsimile counterparts, each of which shall be deemed an original and all of which shall constitute but one agreement.

                                    * * * * *

            IN WITNESS WHEREOF, the Pledgor has executed and delivered this Pledge Agreement under seal as of this the date first written above.

                                    PLEDGOR:


                                    -----------------------------------
                                    Hugh Davis

                                    GREENFIELD ONLINE, INC.


                                    By:
                                        -------------------------------
                                        Name:
                                        Title: